Exhibit 99.3

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of June 23, 2014, is entered into by and among Avago Technologies Wireless (U.S.A.) Manufacturing, Inc., a Delaware corporation (“Parent”), Pluto Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Purchaser”), and each of the Persons set forth on Schedule A hereto (each, a “Stockholder”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of common stock (“Common Stock”), par value $0.001, of PLX Technology, Inc., a Delaware corporation (the “Company”) set forth opposite such Stockholder’s name on Schedule A hereto (all such shares set forth on Schedule A, together with any shares of Common Stock of the Company that are hereafter issued to or otherwise acquired or owned by any Stockholder prior to the termination of this Agreement, being referred to herein as the “Subject Shares”; provided, however, no such shares held in the ESOP shall constitute Subject Shares);

WHEREAS, currently with the execution and delivery of this Agreement, Parent, the Purchaser and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for the Purchaser to commence an offer to purchase all of the issued and outstanding Common Stock of the Company and the Merger of the Company and the Purchaser, upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and the Purchaser have required that each Stockholder enter into this Agreement, and each Stockholder has agreed to do so in order to induce Parent and Purchaser to enter into, and in consideration of their entering into, the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER

1.1.                            Agreement to Tender. Each Stockholder agrees to validly tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (other than Permitted Encumbrances). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten Business Days after, the commencement of the Offer, each Stockholder shall deliver pursuant to the terms of the Offer all of the Subject Shares owned by the Stockholder as of the date of such tender (the “Tender Date”) and all other documents or instruments required to be delivered by other Company stockholders pursuant to the terms of the Offer, including (A) a letter of transmittal with respect to such Stockholder’s Subject Shares complying with the terms of the Offer and (B) a certificate representing such Stockholder’s Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares. If any Stockholder acquires any Subject Shares after the Tender Date, such Stockholder shall tender into the Offer such Subject Shares prior to the earlier of (x) three Business Days following the date that the Stockholder shall acquire such Subject Shares and (y) the Expiration Date.  Each Stockholder agrees that, once such Stockholder’s Subject Shares are tendered, such Stockholder shall not withdraw any of such Subject Shares from the Offer, unless and until (A) the Offer shall have been terminated in accordance with the terms of the Merger Agreement, (B) the Merger Agreement is terminated, pursuant to its terms, prior to the purchase of the Subject Shares in the Offer, (C) the Company Board shall have made an Adverse Recommendation Change (solely in connection with a Competing Proposal), or (D) this Agreement shall have been terminated in accordance with its terms; provided, however, that a Stockholder shall not be required to (x) exercise any unexercised Company Options for the purposes of this Agreement or (y) tender any Subject Shares into the Offer if such tender could cause such Stockholder to incur liability under Section 16(b) of the Exchange Act (provided, however, for the avoidance of doubt, that nothing in this Section 1.1 shall be deemed a waiver or an amendment of the provisions set forth in Section 5.10 of the Merger Agreement).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent and the Purchaser as to such Stockholder on a several basis, that:

2.1.                            Authorization; Binding Agreement. If such Stockholder is a corporation, limited partnership or limited liability company, such Stockholder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s corporate or organizational powers and have been duly authorized by all necessary corporate or organizational actions on the part of such Stockholder, and such Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, he or she has full legal capacity, right and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by such Stockholder, and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

2.2.                            Non-Contravention. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of such Stockholder’s obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby will not (i) except for applicable requirements under federal securities Law, the securities Laws of any state or other jurisdiction, the rules of any applicable securities exchange, state takeover Laws, Foreign Antitrust Laws, the pre-merger notification requirements of the HSR Act, and filings and recordation of appropriate merger documents as required by the DGCL or any other applicable Law or regulation, require any consent, approval, order, authorization, permit or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of the Subject Shares pursuant to, any Contract, Order or other instrument binding on such Stockholder or any applicable Law, (ii) if such Stockholder is a corporation, partnership or limited liability company, violate any provision of such Stockholder’s organizational documents or (iii) violate any order, write, injunction, decree, judgment, statute, rule or regulation applicable to such Stockholder, except, in the case of clauses (i) and (iii), for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder.

2.3.                            Ownership of Subject Shares; Total Shares. Except as set forth on Schedule A, such Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such Stockholder’s Subject Shares and has good and marketable title to such Subject Shares free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”), except (i) as provided hereunder or (ii) pursuant to any applicable restrictions on transfer under the Securities Act (collectively, “Permitted Encumbrances”). The Subject Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of Common Stock of the Company owned (both beneficially and of record) by such Stockholder as of the date hereof. Except pursuant to the Merger Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares.

2.4.                            Voting and Disposition Power. Except as set forth on Schedule A, such Stockholder has full and sole voting power with respect to such Stockholder’s Subject Shares, and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5.                            Reliance. Such Stockholder understands and acknowledges that Parent and the Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6.                            Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Action pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Shares) before or by any Governmental Authority that could reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7.                            Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND THE PURCHASER

Each of Parent and the Purchaser jointly and severally represent and warrant to each Stockholder that:

3.1.                            Organization; Authorization. Parent and the Purchaser are each duly organized, validly existing and in good standing under the Laws of the State of Delaware. The consummation of the transactions contemplated hereby are within each of Parent’s and the Purchaser’s corporate powers and have been duly authorized by all necessary corporate actions on the part of Parent and the Purchaser. Parent and the Purchaser have full corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

3.2.                            Binding Agreement. This Agreement has been duly authorized, executed and delivered by each of Parent and the Purchaser and constitutes a legal, valid and binding obligation of Parent and the Purchaser enforceable against Parent and the Purchaser in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

3.3.                            Non-Contravention. The execution and delivery of this Agreement by Parent and the Purchaser does not, and the performance by each of them of its obligations hereunder and the consummation by each of them of the transactions contemplated hereby will not except for applicable requirements under federal securities Law, the securities Laws of any state or other jurisdiction, the rules of any applicable securities exchange, state takeover Laws, Foreign Antitrust Laws, the pre-merger notification requirements of the HSR Act, and filings and recordation of appropriate merger documents as required by the DGCL or any other applicable Law or regulation, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, constitute a default (with or without the giving of notice or the lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrances on any of on the properties or assets of Parent or the Purchaser pursuant to, any Contract, Order or other instrument binding on Parent or the Purchaser or any applicable Law, except, in each case, for matters that, individually or in the aggregate, would not reasonably be expected to prevent or materially delay or impair the consummation by Parent and the Purchaser of the transactions contemplated by this Agreement or otherwise adversely impact Parent’s and the Purchaser’s ability to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the termination of this Agreement:

4.1.                            Voting of Subject Shares; Proxy.

(a)                                 At any meeting of the stockholders of the Company held while this Agreement is in effect, however called, and at every adjournment or postponement thereof, or in connection with any written consent of the stockholders of the Company or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is sought, such Stockholder shall, or shall cause the holder of record of its Subject Shares on any applicable record date to, appear at such meeting or otherwise cause such Stockholder’s Subject Shares to be counted as present thereat for purposes of establishing a quorum at any such meeting and vote (or cause to be voted) all of such Stockholder’s Subject Shares to the extent that any of the Subject Shares are entitled to vote at such meeting or in such written consent (the “Vote Shares”) (i) in favor of (A) approval and/or adoption of the Merger Agreement and the transactions contemplated thereunder or any other transaction pursuant to which Parent proposes to acquire the Company (whether by tender offer or merger) in which the stockholders of the Company would receive aggregate cash consideration per share of Company Common Stock equal to or greater than the cash consideration to be received by such stockholders in the Offer and the Merger and (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement or such other transaction on the date on which such meeting is held, (ii) against (A) any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify or prevent, in each case in any material respect the Offer or the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and any Person (other than Parent, the Purchaser or their affiliates), or any other proposal of any Person (other than Parent, the Purchaser or their affiliates) to acquire the Company or all or substantially all of the assets thereof, (B) any Competing Proposal and any action in furtherance of any Competing Proposal or (C) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition set forth in Annex I to the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of such Stockholder under this Agreement and/or (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company stockholders.

(b)                                 Such Stockholder hereby revokes (or agrees to cause to be revoked) any proxies that such Stockholder has heretofore granted with respect to the Subject Shares. Solely with respect to the matters described in Section 4.1(a), while this Agreement is in effect, such Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, as such Stockholder’s proxy and attorney-in-fact, for and in the name, place and stead of such Stockholder, to (i) attend any meeting of the stockholders of the Company stockholders on behalf of such Stockholder with respect to the matters set forth in Section 4.1(a), (ii) cause such Stockholder’s Subject Shares to be counted as present for purposes of establishing a quorum at any such meeting and (iii) vote all Vote Shares, or grant or withhold a consent or approval in respect of the Vote Shares, or issue instructions to the record holder of such Stockholder’s Vote Shares to do any of the foregoing, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of the stockholders of the Company with respect to the matters set forth in Section 4.1(a), in a manner consistent with the provisions of Section 4.1(a). Such Stockholder authorizes such proxy and attorney-in-fact to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4.1(b) is given in connection with the execution of the Merger Agreement and granted in consideration of and as an inducement to Parent and the Purchaser to enter into the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement, subject to the termination of this Agreement pursuant to Section 5.2. Such Stockholder hereby further affirms that the proxy set forth in this Section 4.1(b) is coupled with an interest, is intended to be irrevocable (and as such shall survive and shall not be affected by the death, incapacity, mental illness or insanity of such Stockholder, as applicable), subject, however, to its automatic termination upon the termination of this Agreement pursuant to Section 5.2, and shall not be terminated by operation of Law or upon the occurrence of any other event other than the termination of this Agreement pursuant to Section 5.2. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement.

4.2.                            No Transfer; No Inconsistent Arrangements.

(a)                                 Except as provided hereunder (including pursuant to Section 1.1 or Section 4.1) or under the Merger Agreement, from and after the date hereof and until this Agreement is terminated, such Stockholder shall not, directly or indirectly, (i) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any such Stockholder’s Subject Shares, (ii) transfer, sell, assign, gift, hedge, mortgage, pledge or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any or all of such Stockholder’s Equity Interests in the Company, including any Subject Shares, or any right or interest therein (or consent to any of the foregoing), (iii) enter into any Contract with respect to any Transfer of such Subject Shares or any interest therein, (iv) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (v) deposit or permit the deposit of any of such Stockholder’s Equity Interests in the Company, including any Subject Shares, into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Equity Interests in the Company, including the Subject Shares or (vi) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect; provided, that the restrictions contained in this Section 4.2 shall not apply to any with respect to any transfer of the Subject Shares by a Stockholder pursuant to applicable Laws of descent and distribution; provided, further, that any such proposed transferee must agree in writing to take such Subject Shares subject to and to be bound by the terms and conditions of this Agreement applicable to such Subject Shares. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any of the Subject Shares shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Such Stockholder agrees that it shall not, and shall cause each of its affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) with respect to any Equity Interests in the Company for the purpose of opposing or competing with or taking any actions inconsistent with the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, such Stockholder may make Transfers of Subject Shares (a) to any wholly-owned Subsidiary of such Stockholder, in which case the Subject Shares shall continue to be bound by this Agreement (provided, that any such transferee agrees in writing to be bound by the terms and conditions of this Agreement prior to the consummation of any such Transfer) or (b) as Parent may agree in writing in its sole discretion. If so requested by Parent, such Stockholder agrees that the Subject Shares shall bear a legend stating that such Subject Shares are subject to this Agreement (provided, such legend shall be removed upon the valid termination of this Agreement).

(b)                                 At all times until the Expiration Date, in furtherance of this Agreement, such Stockholder shall, and hereby does authorize and instruct the Company or its counsel to notify the Company’s transfer agent that, from the date hereof until the Expiration Date, there is a stop transfer order with respect to all of the Subject Shares of such Stockholder (and that this Agreement places limits on the voting and transfer of such Shares until the Expiration Date); provided, however, that (i) if the Offer shall have been terminated in accordance with the terms of the Merger Agreement, (ii) if the Merger Agreement is terminated, pursuant to its terms, prior to the purchase of the Subject Shares in the Offer, (iii) if the Company Board shall have made an Adverse Recommendation change (solely in connection with a Competing Proposal), (iv) if this Agreement shall have been terminated in accordance with its terms or (v) immediately following the Closing (and in any event within such time as would not delay receipt by the Stockholders of the Merger Consideration), the foregoing authorization and instruction shall be null and void and shall have no further force or effect.

4.3.                            No Solicitation. Such Stockholder shall not and shall cause its Representative not to directly or indirectly engage in any conduct prohibited by Section 5.04 of the Merger Agreement including, without limitation, the following, if and to the extent prohibited by Section 5.04 of the Merger Agreement (assuming for this purpose that such Stockholder is the “Company”, as such term is defined in the Merger Agreement): (i) soliciting, initiating, knowingly facilitating or encouraging (including by way of furnishing non-public information) any Competing Proposal or Competing Inquiry, (ii) engaging in, continuing or otherwise participating in any discussions or negotiations regarding, or furnishing to any other Person any non-public information in connection with or for the purpose of encouraging or facilitating, a Competing Proposal or Competing Inquiry, (iii) approving, endorsing, recommending, executing or entering into, or publicly proposing to approving, endorsing, recommending, executing or entering into any Alternative Acquisition Agreement or (iv) proposing, resolving or agreeing to do any of the foregoing.

4.4.                            No Exercise of Appraisal Rights. Such Stockholder waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise with respect to the Merger and/or the transactions contemplated by the Merger Agreement (including, without limitation, under Section 262 of the DGCL).

4.5.                            Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law (provided, that reasonable notice of any such disclosure will be provided to Parent). Such Stockholder consents to and hereby authorizes Parent, the Purchaser and/or their affiliates to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent, the Purchaser and/or their affiliates reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent, the Purchaser and/or their respective affiliates may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give each of Parent, the Purchaser and/or their respective affiliates any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify such parties of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.6.                            Adjustments. In the event (a) of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares or (b) that such Stockholder shall become the record or beneficial owner of any additional shares of Company Common Stock, then the terms of this Agreement shall apply to the shares of Company Common Stock held by such Stockholder immediately following the effectiveness of the events described in clause (a) or such Stockholder becoming the record or beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Shares hereunder. In the event that such Stockholder shall become the beneficial owner of any other Equity Interests entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4.1 hereof, then the terms of Section 4.1 hereof shall apply to such other Equity Interests as though they were Subject Shares hereunder.

ARTICLE V

MISCELLANEOUS

5.1.                            Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile, sent by electronic mail (if also confirmed by facsimile sent during normal business hours of the recipient, effective as of the delivery of the facsimile; if not sent via facsimile during normal business hours, then on the next Business Day), sent by certified or registered first-class mail, postage prepaid, or sent by nationally recognized express courier service. Such notices and other communications shall be effective upon receipt if hand delivered or sent by facsimile or electronic mail, three Business Days after mailing if sent by mail, and one Business Day after dispatch if sent by express courier.

If to Parent or the Purchaser, addressed to it at:

Avago Technologies Wireless (U.S.A.) Manufacturing Inc.,
350 W. Trimble Road, MS 90MG
San Jose, CA 95131
Phone:	(408) 435-7400
Fax:	(610) 712-5712
E-mail:	pluto.notices@avagotech.com
Attention:	Patricia McCall

with a copy to (which shall not constitute actual or constructive notice):

Simpson Thacher & Bartlett LLP
2475 Hanover St.
Palo Alto, CA 94304
Phone:	(650) 251-5000
Fax:	(650) 251-5001
E-mail:	rcapelouto@stblaw.com
aazher@stblaw.com
Attention:	Rich Capelouto
Atif Azher

If to a Stockholder, addressed to such Stockholder at to such Stockholder’s address, facsimile number or e-mail address set forth on a signature page hereto, or to such other address, facsimile number or email address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

5.2.                            Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time, (iii) as of the date any material modification, material waiver or material amendment to any provision of the Merger Agreement or the terms of the Offer is effected without such Stockholder’s consent, in each case, that reduces the amount or changes the form of consideration payable to the holders of Shares pursuant to the Merger Agreement as in effect on the date of this Agreement and (iv) the mutual written consent of (x) Parent and the Purchaser, on the one hand, and (y) the Stockholder with respect to which such termination is to be effective, on the other. Upon termination of this Agreement with respect to any party, such party shall not have any further obligations or liabilities under this Agreement; provided, however, that (A) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (B) the provisions of this Article V shall survive any termination of this Agreement.

5.3.                            Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each of (x) Parent and the Purchaser, on the one hand, and (y) the Stockholder with respect to which such amendment is to be effective, on the other, or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4.                            Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger is consummated.

5.5.                            Assignment; No Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without (x) in the case of an assignment by Parent and/or the Purchaser, the prior written consent of each Stockholder and (y) in the case of an assignment by a Stockholder, the prior written consent of Parent and the Purchaser, and any assignment without such prior written consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (including the right to rely upon the representations and warranties set forth herein).

5.6.                            Governing Law; Venue.

(a)                                 This Agreement and all claims and causes of action arising out of, based upon, or related to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed, interpreted and enforced in accordance with, the Laws of the State of Delaware (without giving effect to principles or rules of conflict of Laws, whether of the State of Delaware or any other jurisdiction, to the extent such principles or rules would require or permit the application of the Laws of another jurisdiction).

(b)                                 Any action, claim, suit or proceeding between the parties hereto arising out of, based upon or relating to this Agreement or the transactions contemplated hereby shall be brought solely in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware and any direct appellate court therefrom). Each party hereby irrevocably submits to the exclusive jurisdiction of such courts in respect of any such action, claim, suit or proceeding and agrees that it will not bring any such action, claim, suit or proceeding in any other court. Furthermore, each party hereby irrevocably waives and agrees not to assert as a defense, counterclaim or otherwise, in any such action, claim, suit or proceeding, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with Section 5.1, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Law, any claim that (A) the action, claim, suit or proceeding in such court is brought in an inconvenient forum, (B) the venue of the action, claim, suit or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party agrees that notice or the service of process in any action, claim, suit or proceeding arising out of, based upon or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 5.1 or in such other manner as may be permitted by applicable Law.

(c)                                  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION, SUIT OR PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF, BASED UPON OR RELATING TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF. EACH OF THE PARTIES (1) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.6(c).

5.7.                            Counterparts. This Agreement may be executed in one or more counterparts (including via facsimile, .pdf or other electronic means), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement, and any amendments hereto, waivers hereof or consents or notifications hereunder, to the extent signed and delivered by means of facsimile, .pdf or other electronic means, shall be treated in all manner and respects as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the reasonable request of any party, each other party shall re-execute original forms thereof and deliver them to all other parties. No party shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or Contract was transmitted or communicated by facsimile, .pdf or other electronic means as a defense to the formation of a contract, and each such party forever waives any such defense.

5.8.                            Entire Agreement. This Agreement, together with Schedule A, constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

5.9.                            Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

5.10.                     Specific Performance. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine. It is accordingly agreed that Parent and Purchaser, on the one hand, and each of the Stockholders, on the other hand, shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement against the other exclusively in the Chancery Court of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Chancery Court of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) and any such injunction shall be in addition to any other remedy to which any party is entitled, at law or in equity. In connection with any action for specific performance, each party hereby irrevocably waives (i) the defense of adequacy of a remedy at law and (ii) any requirement for the securing or posting of any bond in connection with the remedies referred to in this Section 5.10.

5.11.                     Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.12.                     Mutual Drafting; Interpretation. Each party hereto has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa, the masculine gender shall include the feminine and neuter genders, the feminine gender shall include the masculine and neuter genders and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections,” “Articles” and “Schedules” are intended to refer to Sections, Articles and Schedules to this Agreement. Schedule A attached to this Agreement constitutes a part of this Agreement and is incorporated herein for all purposes. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular section or article in which such words appear. All references in this Agreement to “$” are references to United States dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive.

5.13.                     Further Assurances. Parent, the Purchaser and each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform their respective obligations under this Agreement.

5.14.                     Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a Stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company or any Company Subsidiary. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

5.15.                     No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) as to a Stockholder, this Agreement is executed by Parent, the Purchaser and such Stockholder.

5.16.                     Stockholder Obligation Several and Not Joint; Independent Nature of Obligations. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.  Each of Parent and Purchaser, on the one hand, and each Stockholder, on the other, shall be entitled to enforce its rights under this Agreement against the other, and it shall not be necessary for any other Stockholder to be joined as an additional party in any proceeding for such purpose.  No Stockholder may enforce this Agreement against any other Stockholder party hereto.  A default by any Stockholder of its obligations pursuant to this Agreement shall not relieve any other Stockholder of any of its obligations to Parent and/or the Purchaser under this Agreement.

5.17.                     No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or the Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. Except as otherwise provided herein or in the Merger Agreement, all rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to each applicable Stockholder, and neither Parent nor the Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Stockholder in the voting of any of the Shares.

[Remainder of page intentionally left blank]

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth on the cover page of this Agreement.

AVAGO TECHNOLOGIES WIRELESS
(U.S.A.) MANUFACTURING INC.

By:	/s/ Bryan Ingram
Name: Bryan Ingram
Title: Vice President

PLUTO MERGER SUB, INC.

By:	/s/ Hock E. Tan
Name: Hock E. Tan
Title: President and Chief Executive Officer

[Signature Page to Tender and Support Agreement]

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth on the cover page of this Agreement.

POTOMAC CAPITAL PARTNERS II, L.P.

By:	Potomac Capital Management II, L.L.C.
General Partner

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Co-Managing Member

POTOMAC CAPITAL MANAGEMENT II, L.L.C.

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Co-Managing Member

POTOMAC CAPITAL PARTNERS III, L.P.

By:	Potomac Capital Management III, L.L.C.
General Partner

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Co-Managing Member

POTOMAC CAPITAL MANAGEMENT III, L.L.C.

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Co-Managing Member

POTOMAC CAPITAL PARTNERS L.P.

By:	Potomac Capital Management, L.L.C.
General Partner

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Managing Member

POTOMAC CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Managing Member

/s/ Paul J. Solit
PAUL J. SOLIT

/s/ Eric Singer
ERIC SINGER

Address for all Stockholders named herein:

Potomac Capital Partners II, L.P.

825 Third Avenue, 33rd Floor

New York, New York 10022

Attention: Eric Singer

Email: singer@potomaccap.com

With a copy (which shall not constitute notice) to:

Olshan Frome Wolosky LLP

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Attention: Steve Wolosky

Facsimile:  (212) 451-2222

Email: swolosky@olshanlaw.com

Schedule A

Name of Stockholder	Number of Subject Shares as of the Date Hereof
Potomac Capital Partners II, L.P. (“PCP II”)

Direct beneficial owner of 3,421,712 Subject Shares, 1,000 shares of which are held in record name. PCP II shares voting and dispositive power over these Subject Shares with Potomac Management II and Messrs. Solit and Singer.

Potomac Capital Management II, L.L.C. (“Potomac Management II”)

As the general partner of PCP II, Potomac Management II may be deemed to beneficially own the 3,421,712 Subject Shares owned directly by PCP II. Potomac Management II shares voting and dispositive power over the Subject Shares owned directly by PCP II.

Potomac Capital Partners III, L.P. (“PCP III”)	Direct beneficial owner of 128,249 Subject Shares. PCP III shares voting and dispositive power over these Subject Shares with Potomac Management III and Messrs. Solit and Singer.

Potomac Capital Management III, L.L.C. (“Potomac Management III”)

As the general partner of PCP III, Potomac Management III may be deemed to beneficially own the 128,249 Subject Shares owned directly by PCP III. Potomac Management III shares voting and dispositive power over the Subject Shares owned directly by PCP III.

Potomac Capital Partners L.P. (“PCP I”)	Direct beneficial owner of 952,083 Subject Shares. PCP I shares voting and dispositive power over these Subject Shares with Potomac Management I and Mr. Solit.

Potomac Capital Management, L.L.C. (“Potomac Management I”)

As the general partner of PCP I, Potomac Management I may be deemed to beneficially own the 952,083 Subject Shares owned directly by PCP I. Potomac Management I shares voting and dispositive power over the Subject Shares owned directly by PCP I.

Paul J. Solit

As the managing member of Potomac Management I and co-managing member of each of Potomac Management II and Potomac Management III, Mr. Solit may be deemed to beneficially own the 952,083 Subject Shares owned directly by PCP I, 3,421,712 Subject Shares owned directly by PCP II, and 128,249

Subject Shares owned directly by PCP III. Mr. Solit shares voting and dispositive power over the Subject Shares owned directly by PCP I, PCP II and PCP III.

Eric Singer

Direct beneficial owner of 181,234 Subject Shares. As the co-managing member of each of Potomac Management II and Potomac Management III, Mr. Singer may also be deemed to beneficially own the 3,421,712 Subject Shares owned directly by PCP II and the 128,249 Subject Shares beneficially owned by PCP III. Mr. Singer has sole voting and dispositive power over the Subject Shares he owns directly and shares voting and dispositive power over the Subject Shares owned directly by PCP II and PCP III.